UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Delta Air Lines, Inc. (the “Company”) held on June 27, 2014 (the “2014 Annual Meeting”), the Company’s stockholders voted on and approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to increase the maximum size of the Board of Directors from fifteen (15) to eighteen (18).

An amendment to Article Six, Section 1(a) of the Certificate was filed with the Delaware Secretary of State on June 27, 2014 and was effective as of such date. The amendment to the Certificate is filed as Exhibit 3.1 to this Form 8-K.

In connection with the amendment to the Certificate to increase the maximum number of directors, the Company’s Board of Directors approved a conforming amendment to Article III, Section 1(a) of the Bylaws, effective following stockholder approval of the amendment to the Certificate.

The Company’s Bylaws, as amended through June 27, 2014, are attached as Exhibit 3.2 to this Form 8-K. The amendment to the Bylaws was effective on June 27, 2014.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s 2014 Annual Meeting, five proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed on May 12, 2014. A brief description of the proposals and the final results of the votes for each matter follows:

1.           The stockholders elected all fourteen director nominees to serve as members of the Company’s Board of Directors until the Company’s 2015 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard H. Anderson	620,614,136	627,092	367,025	88,366,853
Edward H. Bastian	619,619,568	1,577,806	410,879	88,366,853
Roy J. Bostock	603,188,807	17,896,779	522,667	88,366,853
John S. Brinzo	620,313,495	766,752	528,006	88,366,853
Daniel A. Carp	620,310,704	784,253	513,296	88,366,853
David G. DeWalt	617,958,762	3,135,465	514,026	88,366,853
William H. Easter III	620,414,934	668,307	525,012	88,366,853
Mickey P. Foret	619,857,673	1,258,182	492,398	88,366,853
Shirley C. Franklin	620,049,281	1,081,967	477,005	88,366,853
David R. Goode	614,471,074	6,646,591	490,588	88,366,853
George N. Mattson	620,372,237	709,625	526,391	88,366,853
Paula Rosput Reynolds	617,716,089	3,402,553	489,611	88,366,853
Kenneth C. Rogers	620,064,374	1,011,337	532,542	88,366,853
Kenneth B. Woodrow	620,281,599	793,375	533,279	88,366,853

2

2.         The stockholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
608,267,506	6,570,787	6,769,960	88,366,853

3.          The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2014:

For	Against	Abstain	Broker Non-Votes
701,827,646	7,457,284	690,176	Not Applicable

4.         The stockholders approved the increase in the maximum number of directors:

For	Against	Abstain	Broker Non-Votes
600,738,967	20,303,173	566,113	88,366,853

5.          The stockholders did not approve the adoption of a stockholder proposal regarding an executive stock retention requirement:

For	Against	Abstain	Broker Non-Votes
140,526,690	468,194,607	12,886,956	88,366,853

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 3.1	Amendment to Amended and Restated Certificate of Incorporation of Delta Air Lines, Inc.

Exhibit 3.2	Delta Air Lines, Inc. Bylaws, as amended through June 27, 2014

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Richard B. Hirst
Date: June 27, 2014	Richard B. Hirst Executive Vice President and Chief Legal Officer

4

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Amendment to Amended and Restated Certificate of Incorporation of Delta Air Lines, Inc.

Exhibit 3.2	Delta Air Lines, Inc. Bylaws, as amended through June 27, 2014

5